Exhibit 99.1

Broadwind Energy Lowers Fourth-Quarter Outlook

CICERO, Ill., January 8, 2015—Broadwind Energy, Inc. (NASDAQ: BWEN) today announced that its revenue and loss per share for the quarter ending December 31, 2014 are expected to be below the company’s previous outlook as a result of continued operational challenges in the Abilene tower facility.

Based on preliminary financial results, the company now expects consolidated fourth-quarter revenue to be $53 - $54 million.  The approximately $5 million shortfall is due to delayed production associated with the implementation of a new tower design in the Abilene facility. Tower earnings for the quarter are expected to be approximately $3 million lower as a result. These preliminary results are subject to revision until the company reports its fourth-quarter and full-year results on February 26, 2015.

Broadwind Energy CEO Peter C. Duprey stated, “The tower qualification issues in the Abilene tower facility which arose in the third quarter have taken longer than expected to rectify, resulting in lower revenue and additional labor and logistics costs. We are working closely with the customer to ensure the end product meets their standards, and expect final approval before the end of this quarter. The issues are isolated to the Abilene facility and a single customer. Our Manitowoc plant continues to meet and/or exceed its production goals.  We and our dedicated employees are confident we have taken the necessary steps to remedy the situation in Abilene.”

About Broadwind Energy

Broadwind Energy (NASDAQ: BWEN) applies decades of deep industrial expertise to innovate integrated solutions for customers in the energy and infrastructure markets. From gears and gearing systems for wind, oil and gas and mining applications, to wind towers and specialty weldments, to comprehensive remanufacturing of gearboxes and blades, to operations and maintenance services, we have solutions for the energy needs of the future. With facilities throughout the U.S., Broadwind Energy’s talented team of nearly 900 employees is committed to helping customers maximize performance of their investments—quicker, easier and smarter. Find out more at www.bwen.com.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding our future financial condition or results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management and our prospects and strategies for future growth, including with respect to estimated 2014 guidance. Forward-looking statements include any statement that does not directly relate to a current or historical fact. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on current expectations, and we undertake no obligation to update these statements to reflect events or circumstances occurring after this release. Such statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Such risks and uncertainties include, but are not limited to: expectations regarding our business, end-markets, relationships with customers and our ability to diversify our customer base; the impact of competition and economic volatility on the industries in which we compete; our ability to realize revenue from customer orders and backlog; the impact of regulation on our end-markets, including the wind energy industry in particular; the sufficiency of our liquidity and working capital and our plans to evaluate alternative sources of funding if necessary; our restructuring plans and the associated cost savings; our ability to preserve and utilize our tax net operating loss carry-forwards; our plans to continue to grow our business through organic growth; our plans with respect to the use of proceeds from financing activities and our ability to operate our business efficiently, manage capital expenditures and costs effectively, and generate cash flow; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including those contained in Part I, Item 1A “Risk Factors” of our Annual Reports on Form 10-K.

INVESTOR CONTACT: Joni Konstantelos, 708.780.4819 joni.konstantelos@bwen.com

LHA CONTACT: Jody Burfening/Carolyn Capaccio, 212.838.3777 ccapaccio@lhai.com